AMENDMENT
TO
SHARE PURCHASE AGREEMENT

This amendment to the Share Purchase Agreement (as defined below) (the "**Amendment**") is made and entered into as of June 19, 2008, by and among:

1. Legend Media Inc., a corporation incorporated under the Laws of the State of Nevada, United States of America ("**Legend**");

2. Well Chance Investments Limited, an international business company incorporated under the Laws of the British Virgin Islands (the "**Purchaser**");

3. Music Radio Limited, an international business company incorporated under the Laws of the British Virgin Islands (the "**Seller**"); and

4. Ju Baochun (巨宝春) an individual holding PRC ID card No. 110102197003281932 ; and Xue Wei (薛伟), an individual holding PRC ID card No._110107197310251268 (each a "**Founder**" and collectively the "**Founders**").

The Purchaser, the Seller and the Founders are referred to herein collectively as the "**Parties**" and each individually as a "**Party**". Certain capitalized terms used in this Amendment, if not otherwise defined, shall have the meaning ascribed to them in the share purchase agreement dated as at May 8, 2008 by and among the Parties (the "**Share Purchase Agreement**").

WHEREAS

(a). Pursuant to the Share Purchase Agreement, the Purchaser purchased from the Seller 80% of the issued and outstanding Shares of the Company owned by it;

(b). The Purchaser and the Seller desire to amend the payment terms, which were originally set out in Article 1 of the Share Purchase Agreement.

NOW, THEREFORE, the Parties hereby agree to amend and restate Section 1.02(ii) by replacing it in its entirety by the following: Prior to July 31, 2008, the Purchaser shall deposit USD2 million or the amount that mutually agreed by the Purchaser and the Seller (the "**Cash Consideration**") to an escrow account managed by the Escrow Agent.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Amendment as of the date and year first above written.

Legend Media Inc.

Signature: ____________________
By: Jeffrey Dash
Title: Chief Executive Officer

Well Chance Investments Limited

Signature: ____________________
By: Jeffrey Dash
Title: President

Music Radio Limited

Signature: ____________________
By: Ju Baochun
Title: Executive Director

The Founders

Signature: ____________________
Ju Baochun

Signature: ____________________
Xue Wei

[SIGNATURE PAGE OF THE AMENDMENT TO SPA]